UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EBMT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

On April 26, 2022, Eagle Bancorp Montana, Inc. (the “Company”) issued a press release announcing the Company’s 2022 first quarter financial results, which was included in the Company’s Current Report on Form 8-K, dated April 26, 2022, as Exhibit 99.1 (the “Original Report”). This Current Report on Form 8-K/A (“Amendment”) is being filed as an amendment to the Original Report. The sole purpose of this Amendment is to correct numeric disclosures in the press release as set forth below. The Original Form 8-K otherwise remains unchanged.

Item 2.02	Results of Operations and Financial Condition

On April 26, 2022, Eagle Bancorp Montana, Inc. announced its results of operations for the quarter ended March 31, 2022. A copy of the press release announcing Eagle’s results for the quarter ended March 31, 2022, and dated April 26, 2022 was attached as Exhibit 99.1 to the Original Report. Subsequently, in connection with the Company’s completion of the interim financial statements, the Company identified an error with the calculation of interest expense related to its subordinated debt for the three months ended March 31, 2022. The correction of the error resulted in an increase in: net income from $2.1 million to $2.2 million; net income per diluted share from $0.32 to $0.34; net interest margin from 3.59% to 3.64%; net interest income from $11.7 million to $11.8 million; revenues from $20.0 million to $20.1 million; tangible common shareholders’ equity ratio from 8.23% to 8.24%; shareholders’ equity from $143.4 million to $143.5 million; and tangible book value from $18.06 to $18.08 per share; and a decrease in the effective tax rate from 25.2% to 23.9%. On April 27, 2022, Eagle Bancorp Montana, Inc. issued a correction to the press release, which is attached as Exhibit 99.2 to this Amendment, and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the Original Report and this Amendment, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibit is being filed herewith and this list shall constitute the exhibit index:

Exhibit No.	Description

99.2	Eagle Bancorp correction press release issued April 27, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.
Date: April 27, 2022	By: :	/s/ Miranda J. Spaulding Miranda J. Spaulding Senior Vice President & CFO